EXHIBIT 24.1
                                                                    ------------

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned Officers and Directors of Precise Software Solutions Ltd., an Israeli corporation (the "Corporation"), hereby constitute and appoint Shimon Alon and J. Benjamin H. Nye, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or more of them, to sign for the undersigned and in their respective names as Officers and as Directors of the Corporation, a Registration Statement on Form S-8 (or other appropriate form) (the "Registration Statement") relating to the proposed issuance of Ordinary Shares, par value NIS 0.03 per share, of the Corporation and other securities pursuant to the exercise of stock options granted under the Precise Software Solutions Ltd. Amended and Restated 1998 Share Option and Incentive Plan and the Precise Software Solutions Ltd. Stock Option Plan (f/k/a Savant Corporation Stock Option Plan) (or any and all amendments, including post-effective amendments, to such Registration Statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and with full power of substitution; hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                      TITLE                               DATE
---------                      -----                               ----

/s/ Shimon Alon                Chief Executive Officer and         July 26, 2001
-----------------------------  Director
Shimon Alon                    (Principal Executive Officer)


/s/ J. Benjamin H. Nye         Chief Financial Officer             July 26, 2001
-----------------------------  (Principal Financial Officer)
J. Benjamin H. Nye


/s/ Dror Elkayam               International Controller            July 26, 2001
-----------------------------  (Principal Accounting Officer)
Dror Elkayam


/s/ Ron Zuckerman              Chairman of the Board of            July 26, 2001
-----------------------------  Directors
Ron Zuckerman


/s/ Robert J. Dolan            Director                            July 26, 2001
-----------------------------
Robert J. Dolan


/s/ Mary A. Palermo            Director                            July 26, 2001
-----------------------------
Mary A. Palermo


/s/ Yoseph Sela                Director                            July 26, 2001
-----------------------------
Yoseph Sela


/s/ Anton Simunovic            Director                            July 26, 2001
-----------------------------
Anton Simunovic


/s/ Gary L. Fuhrman            Director                            July 26, 2001
-----------------------------
Gary L. Fuhrman